PIMCO Funds
Supplement Dated May 15, 2026 to the Credit Bond Funds Prospectus dated August 1, 2025, as supplemented from time to time (the “Prospectus”)
Disclosure Related to PIMCO Credit Opportunities Bond Fund, PIMCO ESG Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, and PIMCO Preferred and Capital Securities Fund (each, a “Fund” and, collectively, the “Funds”)
Effective August 1, 2026, PIMCO ESG Income Fund is re‑named PIMCO ESG Income and Bond Fund. Therefore, effective August 1, 2026, all references to PIMCO ESG Income Fund in the Prospectus are replaced with PIMCO ESG Income and Bond Fund.
Effective August 1, 2026, the first sentence of the fourth paragraph of the “Principal Investment Strategies” section of PIMCO ESG Income Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund will invest, under normal circumstances, at least 80% of its assets in a combination of (1) income-producing investments either (i) the issuers of which have adopted ESG practices that compare favorably to other industries and/or issuers, or (ii) that are unlabeled and labeled green, sustainability, social and/or sustainability-linked instruments; and (2) Fixed Income Instrument investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “ESG practices” refers to business practices with respect to the environment, social responsibility and/or governance. Income-producing investments may include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing investments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment. The Fund may avoid investment in the securities of issuers whose ESG practices do not meet criteria determined by PIMCO.
Effective August 1, 2026, the following is added as the fifth sentence of the first paragraph of the “Principal Investment Strategies” section of PIMCO Preferred and Capital Securities Fund’s Fund Summary in the Prospectus:
Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.
Effective August 1, 2026, the following is added at the beginning of the second paragraph of the “ESG Investing” subsection of the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
“ESG practices” refers to business practices with respect to the environment, social responsibility and/or governance. It is expected that PIMCO will identify issuers with ESG practices that compare favorably through the use of ESG‑related scores (as applicable to an issuer), which are generally measured relative to an issuer’s peers.

Effective August 1, 2026, the following added immediately prior to “U.S. Government Securities” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
Income-Producing Investments
For the purposes of the PIMCO ESG Income and Bond Fund’s policy to invest in a combination of certain income-producing investments and Fixed Income Instrument investments, as described in this prospectus and the SAI, income-producing investments may include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing investments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment.
Effective August 1, 2026, the following is added to the end of the “Fixed Income Instruments” subsection of the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
The terms “Bond,” “Credit” and “Credit Bond” as used in the following Fund names, as applicable, refer to “Fixed Income Instruments”: PIMCO Credit Opportunities Bond Fund, PIMCO ESG Income and Bond Fund, PIMCO Long-Term Credit Bond Fund and PIMCO Low Duration Credit Fund.
Effective August 1, 2026, the following is added to the end of the “High Yield Securities and Distressed Companies” subsection of the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
With respect to the PIMCO High Yield Fund, high yield investments include securities (i) rated below investment grade by each of Moody’s, S&P or Fitch that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA U.S. High Yield, BB‑B Rated, Constrained Index. With respect to the PIMCO High Yield Spectrum Fund, high yield investments include securities (i) rated below investment grade by each of Moody’s, S&P or Fitch that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA US High Yield Constrained Index.
Effective August 1, 2026, the following is added immediately prior to “Bank Capital Securities” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
Capital Securities
“Capital Securities” include (1) securities issued by U.S. and non‑U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt. Hybrid securities may be issued to fulfill ratings criteria for debt securities of an issuer and may, for example, be convertible into preferred shares.
Investors Should Retain This Supplement for Future Reference
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